Schedule of prepayments and other current assets, net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 USD ($)	Dec. 31, 2025 CNY (¥)	Dec. 31, 2024 CNY (¥)
Prepayments And Other Current Assets Net
VAT deductible		¥ 48,653	¥ 25,923
Prepayments to vendors (Note a)		4,904	40,574
Interest receivables		584	1,346
Income tax receivables		300	1,088
Rental and other deposits		207	531
Others		415	241
Total	$ 7,873	¥ 55,063	¥ 69,703